Deferred Revenue (Tables)	12 Months Ended
Dec. 31, 2013
Schedule of Deferred Revenue

Deferred revenue consists of the following (in thousands):

	As of December 31,
	2012	2013
Product, current	$6,570	$13,823
Subscription and services, current	37,180	96,712

Total deferred revenue, current	43,750	110,535

Product, non-current	3,888	6,711
Subscription and services, non-current	28,768	70,268

Total deferred revenue, non-current	32,656	76,979

Total deferred revenue	$76,406	$187,514